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                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                            SECURITYHOLDERS AGREEMENT

      This AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this "Agreement") is made as of [November __], 2004 by and among Coinmach Holdings, LLC, a Delaware limited liability company (the "Company"), Coinmach Service Corp., a Delaware corporation ("CSC"), each of the executives listed on the Schedule of Executives attached hereto (the "Executives"), GTCR-CLC, LLC, a Delaware limited liability company ("GTCR-CLC"), Jefferies & Company, Inc. ("Jefferies") and each of the investors listed on the Schedule of Investors attached hereto (the "Investors"). The Executives, GTCR-CLC, Jefferies and the Investors are collectively referred to herein as the "Securityholders" and individually as a "Securityholder." Capitalized terms used but not otherwise defined herein are defined in Section 9 hereof.

      WHEREAS, the parties hereto are parties to that certain Securityholders Agreement, dated as of March 6, 2003 (the "Existing Agreement");

      WHEREAS, on or about the date hereof, the Company will exchange all of the shares of capital stock of Coinmach Laundry Corporation and Appliance Warehouse of America, Inc. held by it for shares of Class B Common Stock, par value $0.01 per share (the "Class B Stock"), of CSC;

      WHEREAS, in connection with the exchange described in the foregoing recital, the Company and the Securityholders parties hereto desire to amend and restate the Existing Agreement in its entirety in the manner set forth herein in order to (i) contemplate the application of certain provisions thereof to any Class B Stock or other securities of CSC that the Securityholders may acquire from the Company, (ii) make CSC a party hereto and (iii) remove certain of the voting agreements contained therein.

      NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Existing Agreement in its entirety as follows:

      1.    Board of Managers.

            (a) From the date hereof and until the provisions of this Section 1 cease to be effective, each Securityholder shall vote all of his or its Securityholder Units which are voting Units and any other voting securities of the Company over which such Securityholder has voting control and shall take all other necessary or desirable actions within his or its control (whether in its capacity as a securityholder, manager, member of a Board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and securityholder meetings), so that:

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                  (i) the authorized number of managers on the Board shall be the number necessary to allow for the designations provided for pursuant to Section 1(a)(ii) below or such higher number as determined by GTCR-CLC from time to time;

                  (ii) the following individuals shall be elected to the Board:

                        (1) three (3) individuals designated by GTCR-CLC, which
               individuals initially shall be David A. Donnini, Vincent J. Hemmer and Bruce V. Rauner (the "GTCR Managers");

                        (2) the Chief Executive Officer of the Company (the
               "Management Manager");

                        (3) one (1) or more individuals designated by GTCR-CLC
               (the "Outside Managers") who are not members of CSC's or the Company's management or employees or officers of CSC, the Company or their respective Subsidiaries and who are reasonably acceptable to the Executives, one of which initially shall be James N. Chapman; provided that if after 60 days GTCR-CLC and the Executives are unable to agree upon the designation of any Outside Manager(s), then GTCR-CLC shall designate such Outside Manager(s) in its sole discretion; provided further that the rights of GTCR-CLC under this Section 1 shall terminate at such time as GTCR-CLC and its Permitted Transferees hold in the aggregate less than 50% of the Securityholder Units held by GTCR-CLC on the date hereof; and

                        (4) if requested by GIC, one individual (the "GIC
               Manager") designated by GIC; provided that the rights of GIC under this Section 1 shall terminate at such time as GIC and its Permitted Transferees hold in the aggregate less than 50% of the Securityholder Units held by GIC on the date hereof;

                  (iii) any committees of the Board shall be created only upon, and may be disbanded upon, the approval of not less than three members of the Board, and each such committee (if any) shall include at least one GTCR Manager;

                  (iv) the removal from the Board (with or without cause) of any
            GTCR Manager or Outside Manager shall be at GTCR-CLC's written request, but only upon such written request and under no other circumstances;

                  (v) if the Management Manager ceases to be the Chief Executive
            Officer of the Company, he shall be removed as a Manager of the Company promptly after his employment in such office ceases; and

                  (vi) in the event that any GTCR Manager, Management Manager,
            GIC Manager or Outside Manager ceases to serve as a member of the Board during his/her term of office, the resulting vacancy shall be filled in the manner provided in subparagraphs (ii)(1) through (4) above, as the case may be.

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            (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each Manager in connection with attending the meetings of the Board and any committees thereof.

            (c) The provisions of this Section 1 shall terminate automatically and be of no further force and effect upon the first to occur of (i) a Qualified Public Offering or (ii) a Sale of the Company.

            (d) If any party fails to designate a representative to fill a position pursuant to the terms of this Section 1, the election of an individual to such position shall be accomplished in accordance with the Company's operating agreement and applicable law.

            (e) Each of Mitchell Blatt, Robert M. Doyle, a representative appointed by the TCW/Crescent Purchasers and, for so long as no GIC Manager serves on the Board, a representative appointed by GIC (each of Messrs. Blatt and Doyle and each such representative being an "Observer" and together the "Observers") shall be entitled to certain rights set forth herein. The Company shall provide to each Observer notice of each meeting of the Board at the same time and in the same manner as notice is given to the Managers, and the Company shall permit each Observer to attend, as an observer, without voting rights, all meetings of the Board. Each Observer shall be entitled to receive all written materials and other information given to Managers in connection with such meetings at the same time such materials and information are given to the Managers. If the Company proposes to take any action by written consent in lieu of a meeting of the Board, the Company shall give notice to each Observer at the same time and in the same manner as notice is given to the Managers. The Company shall pay all reasonable out-of-pocket expenses of each Observer to attend meetings of the Board. Notwithstanding anything herein to the contrary, if counsel to the Company concludes in its reasonable discretion that the rights granted to the Observers in this Section 1(e) will, or could, in certain circumstances, result in a violation or waiver of the Company's attorney-client privilege, such rights may be suspended in such circumstances so as to protect the Company's attorney-client privilege; provided that such suspension shall be applied on an individual issue basis and only to the extent reasonably required to preserve such attorney-client privilege.

      2. Representations and Warranties. Each Securityholder represents and warrants that (i) such Securityholder is the record owner of the number of Securityholder Units set forth opposite his or its name on the Schedule of Securityholders attached hereto, (ii) this Agreement has been duly authorized, executed and delivered by such Securityholder and constitutes the valid and binding obligation of such Securityholder, enforceable in accordance with its terms, (iii) all Securityholder Units have been acquired by such Securityholder for investment and not with a view to the sale or distribution thereof within the meaning of the Securities Act, and (iv) such Securityholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Securityholder Units shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

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      3. Restrictions on Transfer of Covered Securities. No Securityholder shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in his or its Covered Securities, except pursuant to the provisions of this Section 3.

            (a) Participation Rights. At least 30 days prior to any Transfer of any Covered Securities by any Securityholder which, together with its Permitted Transferees, holds at least the Threshold Amount of a class of Covered Securities as of immediately prior to such Transfer (a "Significant Securityholder") (other than (i) pursuant to a Public Sale or (ii) a Transfer pursuant to Section 3(c) or Section 5 hereof), the transferring Significant Securityholder will deliver a written notice (the "Sale Notice") to the Company and the other Securityholders (the "Other Securityholders"), specifying in reasonable detail the identity of the prospective transferee(s), the Covered Securities to be sold and the terms and conditions of the Transfer. In the event that the Other Securityholders hold (x) the class of Covered Securities which are to be transferred, (y) securities convertible, exchangeable or exercisable for the class of Covered Securities which are to be transferred, or (z) securities into which the class of Covered Securities which are to be transferred are convertible, exchangeable or exercisable, they may elect to participate in the contemplated Transfer by delivering written notice to the transferring Significant Securityholder within 15 days after delivery of the Sale Notice. If any Other Securityholders have elected to participate in such Transfer ("Participating Securityholders"), the transferring Significant Securityholder and each Participating Securityholder will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Covered Securities of such class (other than Unvested Units (as such term is defined in the Executives' Equity Participation Agreements), or securities convertible, exchangeable or exercisable for Covered Securities of such class (or securities into which such class of Covered Securities are convertible, exchangeable or exercisable), equal to the product of (i) the quotient determined by dividing the number of Covered Securities of such class (other than Unvested Units) and securities convertible, exchangeable or exercisable for Covered Securities of such class (or securities into which such class of Covered Securities are convertible, exchangeable or exercisable) held by such Person by the aggregate number of Covered Securities of such class (other than Unvested Units) and securities convertible, exchangeable or exercisable for Covered Securities of such class (or securities into which such class of Covered Securities are convertible, exchangeable or exercisable) owned by the transferring Significant Securityholder and all Participating Securityholders and (ii) the number of Covered Securities of such class and securities convertible, exchangeable or exercisable for Covered Securities of such class (or securities into which such class of Covered Securities are convertible, exchangeable or exercisable) to be sold in the contemplated Transfer. Subject to the remaining provisions of this Section 3(a), the transferring Significant Securityholder shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Securityholders in any contemplated Transfer, and the transferring Significant Securityholder shall not Transfer any of its Covered Securities of such class to the prospective transferee(s) unless (1) the prospective transferee(s) agrees to allow the participation of the Participating Securityholders or (2) the transferring Significant Securityholder agrees to purchase the number of such class of Covered Securities from any Participating Securityholders which the Participating Securityholders would have been entitled to sell pursuant to this
Section 3(a). If any securities convertible, exchangeable or exercisable for Covered Securities of such class (or securities into which such class of Covered Securities are convertible, exchangeable or exercisable) are included in any Transfer under this Section 3(a), the purchase price for such

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securities shall be equal to the full purchase price determined hereunder for the Covered Securities covered by the portion of such securities to be transferred, adjusted by the aggregate exercise price for such units. Notwithstanding the foregoing, in the event that a prospective transferee of CSC Securities, other than shares of Class A Stock, is not willing to agree to the participation of a Participating Securityholder in any such Transfer for the reason that such Participating Securityholder proposes to transfer Class B Stock and, pursuant to the terms of the CSC Charter, the proposed Transfer would result in holders of the Class B Stock losing any voting rights to which holders of the Class B Stock are then entitled, then (i) the transferring Significant Securityholder shall have no further obligation either to endeavor to include such Class B Stock in the proposed Transfer or to purchase such Class B Stock from such Participating Security holder, (iii) the transferring Significant Securityholder shall not be precluded from transferring any of its Covered Securities by reason of the exclusion of such Class B Stock from the proposed Transfer, and (iii) such shares of Class B Stock shall be disregarded for purposes of determining the number of Covered Securities that such Participating Securityholder may sell in the contemplated Transfer. Each Securityholder transferring Covered Securities pursuant to this Section 3(a) shall pay his or its pro rata share (based on the number of Covered Securities to be sold) of the expenses incurred by the Securityholders in connection with such transfer and shall be obligated to join on a pro rata basis (based on the number of Covered Securities to be sold) in any indemnification or other obligations that the transferring Significant Securityholder agrees to provide in connection with such transfer (other than any such obligations that relate specifically to a particular Securityholder, such as indemnification with respect to representations and warranties given by a Securityholder regarding such Securityholder's title to, ownership of Covered Securities and, for such Securityholders that are not individuals, authority to enter into such agreement); provided, however, that no Investor shall be required to make a representation or warranty that any other Investor is not required to make.

            (b) First Refusal Rights. Except for a Transfer of Securityholder Units by an Executive (which Transfers are governed by the Senior Management Agreements and the Management Contribution Agreements) or any Transfer of Class B Preferred Units, at least thirty (30) days prior to any Transfer of Covered Securities by any Securityholder which, together with its Permitted Transferees, holds less than the Threshold Amount of a class of Covered Securities as of immediately prior to such Transfer (other than (i) pursuant to a Public Sale, (ii) a Transfer to the Company, (iii) a Transfer of Securityholder Units pursuant to a Senior Management Agreement, or (iv) a Transfer pursuant to
Section 3(a), Section 3(c) or Section 5 hereof), the Securityholder making such Transfer (the "Minority Transferor") shall deliver a written notice (the "Transfer Notice") to the Company and each Significant Securityholder (which shall, for purposes of this subsection (b), include GTCR-CLC and each Investor other than any such Person that is the Minority Transferor hereunder) that it desires to Transfer Covered Securities of such class, specifying in reasonable detail the identity of the prospective transferee(s), the number of Covered Securities to be transferred and the terms and conditions of the Transfer, including the proposed price per Covered Security of such class (which price shall be payable solely in cash at the closing of the transaction or in installments over time). The Company may elect to purchase all or any portion of the Covered Securities to be transferred, upon the same terms and conditions as those set forth in the Transfer Notice, by delivering a written notice of such election to the Minority Transferor and each Significant Securityholder within 15 days after the Transfer Notice has been given to the Company. If for any reason the Company does not elect to purchase all of the Covered Securities to be transferred, the Significant Securityholder(s)

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shall be entitled to purchase the Covered Securities which the Company has not elected to purchase (the "Available Securities"), upon the same terms and conditions as those set forth in the Transfer Notice, by giving written notice of such election to the Company and to the Minority Transferor within 30 days after the Transfer Notice has been given to the Company and each Significant Securityholder. If more than one Significant Securityholder elects to purchase the Available Securities, the Available Securities will be allocated among such electing Securityholders (i) with respect to Available Securities that are Securityholder Units, pro rata according to the number of Securityholder Units of the applicable class owned by each such electing Securityholder on a Fully Diluted Basis or (ii) with respect to Available Securities that are CSC Securities, pro rata according to the number of Securityholder Units owned by each such Securityholder on a Fully Diluted Basis together with the number of Securityholder Units formerly held by each such Securityholder that were redeemed, surrendered or exchanged for CSC Securities the applicable Securityholder then owns. The closing of the purchase of any Covered Securities pursuant to this Section 3(b) shall take place within sixty (60) days after the date on which the parties to such purchase have been finally determined pursuant to this Section 3(b). Notwithstanding the foregoing, if the Company, and the Significant Securityholder(s) do not elect to purchase, collectively, all of the Covered Securities of a class specified in the Transfer Notice, then the Minority Transferor may transfer all of the Covered Securities of such class specified in the Transfer Notice to the transferee(s) identified in the Transfer Notice for (i) a price no less than the price specified in the Transfer Notice and (ii) other terms no more favorable to the transferee(s) thereof than specified in the Transfer Notice, during the 90-day period immediately following the date on which the Transfer Notice has been given to the Company and the Significant Securityholder(s). Any Covered Securities not transferred within such 90-day period will be subject to the provisions of this Section 3(b) upon subsequent transfer.

            (c) Permitted Transfers. The restrictions contained in this Section 3 shall not apply with respect to any Transfer of Covered Securities, other than Class B Stock, by any Securityholder (i) in the case of a Securityholder who is an individual, pursuant to applicable laws of descent and distribution or among such individual's Family Group, (ii) in the case of a Securityholder which is an entity, among such entity's Affiliates or a Transfer by such Securityholder as a pledge to a trustee for the benefit of secured noteholders pursuant to documents related to the financing of such Securityholder, (iii) as a pledge of Securityholder Units owned by any of the Executives to the Company or its Subsidiaries in connection with any loan(s) to purchase such units and (iv) to the Company pursuant to the Redemption Agreement; provided that the restrictions contained in this Section 3 shall continue to be applicable to the Covered Securities after any of the foregoing Transfers, and provided further that the transferees of such Covered Securities shall have agreed in writing to be bound by the provisions of this Agreement which affect the Covered Securities so transferred. The restrictions contained in this Section 3 shall not apply with respect to (i) any Transfer of Class B Stock by any Securityholder to any Class B Affiliate or (ii) any Transfer of Class B Stock that constitutes a bona fide pledge of such Class B Stock as collateral security for indebtedness due to the pledgee, provided, however, that such shares shall not be transferred to, registered in the name of or voted by the pledgee. All transferees permitted under this Section 3(c) are collectively referred to herein as "Permitted Transferees." Each Permitted Transferee shall be deemed a Securityholder for purposes of this Agreement.

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            (d) Other Agreements. Notwithstanding anything herein to the contrary, the rights of any Securityholder to Transfer any Covered Securities pursuant to the terms of this Agreement shall be subject to all such other limitations and restrictions, if any, to which such Securityholder or such Covered Securities are subject, including, by way of example but not in limitation of the foregoing, the Equity Participation Agreements to which certain of the Securityholders are party.

            (e) Termination of Restrictions. The restrictions set forth in this
Section 3 shall continue with respect to each Covered Security until the earlier of (i) the transfer of such Covered Security in a Public Sale, or (ii) the consummation of a Sale of the Company or a Qualified Public Offering.

      4. Pre-Emptive Rights. Except for issuances of equity securities of the Company

                  (i) pursuant to a public offering registered under the
            Securities Act,

                  (ii) to employees or Outside Managers of the Company or its
            Subsidiaries,

                  (iii) as payment of all or a portion of the purchase price of any business or assets thereof acquired by the Company or any of its Subsidiaries,

                  (iv) to landlords, lessors or lenders in connection with any bona fide lease arrangement or financing,

                  (v) to consultants, financial advisors or vendors as payment for services or products,

                  (vi) to a strategic partner upon entering into a long-term business relationship with such Person,

                  (vii) upon the exercise of any option or other right described in any of clauses (i) through (vii) above, or

                  (viii) pursuant to the Redemption Agreement,

            if the Company authorizes the issuance or sale of any Common Units or any securities convertible, exchangeable or exercisable for Common Units, the Company shall offer to sell to each Securityholder that is a holder of Common Units, at the same price and on the same terms, a portion of such units or securities equal to the quotient determined by dividing (1) the number of Common Units (other than Unvested Units) held by such Securityholder by (ii) the total number of Common Units (other than Unvested Units) outstanding, in each case on a Fully Diluted Basis (other than Unvested Units). Each holder of Common Units shall be entitled to purchase such units or securities at the most favorable price and on the most favorable terms as such units or securities are to be offered to any other Persons; provided that if all Persons entitled to purchase or receive such units or securities are required to also purchase other securities of the Company, the Securityholders exercising their rights pursuant to this Section 4(a) shall also be required to purchase the same strip of securities (on the same terms and

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conditions) that such other Persons are required to purchase. The purchase price for all units and securities to be offered to the holders of Securityholder
Units shall be payable in cash or, to the extent otherwise required hereunder, notes issued by such holders.

            (b) In order to exercise its purchase rights hereunder, a holder of Securityholder Units must within fifteen (15) days after receipt of written notice from the Company describing in reasonable detail the units or securities being offered, the purchase price thereof, the payment terms and such Securityholder's percentage allotment, deliver a written notice to the Company describing its election hereunder.

            (c) Upon the expiration of the offering period described above, the Company shall be entitled to sell such units or securities which the holders of Securityholder Units have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any such securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Securityholder Units pursuant to the terms of this Section 4.

            (d) The rights set forth in this Section 4 shall continue with respect to each Securityholder Unit until the earlier of (i) the transfer of such Securityholder Unit in a Public Sale, or (ii) the consummation of a Sale of the Company or a Qualified Public Offering.

      5.    Sale of the Company.

            (a) If the Board and the holders of a majority of the Common Units then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding securities (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any other Person that is not an Affiliate of a Securityholder in a bona fide, arms-length transaction (collectively, a "Sale of the Company"), each holder of Securityholder Units shall vote for, consent to, and raise no objections against, such Sale of the Company. If the Sale of the Company is structured as
(i) a merger or consolidation, each holder of Securityholder Units shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, or (ii) a sale of securities, each holder of Securityholder Units shall agree to sell all of its Securityholder Units (other than Class B Preferred Units) and rights to acquire Securityholder Units (other than any rights with respect to Class B Preferred Units) on the terms and conditions approved by the Board and the holders of a majority of the Common Units then outstanding. Each holder of Securityholder Units shall take all necessary or desirable actions in connection with the consummation of the Sale of the Company as requested by the Company.

            (b) The obligations of the holders of Securityholder Units with respect to the Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Sale of the Company, each holder of a class of Securityholder Units shall receive the same form of consideration; (ii) if any holders of a class of Securityholder Units are given an option as to the form and amount of consideration to be received, each holder of such class of Securityholder Units shall be given the same option; and (iii) each holder of then currently exercisable rights to acquire units of a class of Securityholder Units shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Sale of the

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Company and participate in such sale as holders of such class of Securityholder
Units or (B) upon the consummation of the Sale of the Company, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per unit received by holders of such class of Securityholder Units in connection with the Sale of the Company less the exercise price per unit of such rights to acquire such class of Securityholder Units by (2) the number of units of such class of Securityholder Units represented by such rights.

            (c) The provisions of this Section 5 shall terminate upon the consummation of a Qualified Public Offering.

      6. Initial Public Offering. In the event that the Board and the holders of a majority of the Common Units then outstanding approve an Initial Public Offering as contemplated by Section 15.7 of the LLC Agreement, the holders of Securityholder Units shall take all necessary or desirable actions in connection with the consummation of the Initial Public Offering. In the event that such Initial Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Company's capital structure would adversely affect the marketability of the offering:

                  (i) each Securityholder who is a holder of units of the
            Company's Class A Preferred Units shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company's Class A Preferred Units into securities or other consideration that the managing underwriters, the Board and the holders of at least a majority of the units of Class A Preferred Units then outstanding find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange;

                  (ii) each Securityholder who is a holder of units of the
            Company's Class B Preferred Units shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company's Class B Preferred Units into securities that the managing underwriters, the Board and the holders of at least 70% of the units of Class B Preferred Units then outstanding find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that each holder of Class B Preferred Units shall receive the same type of security with the same value per unit;

                  (iii) each Securityholder who is a holder of units of the
            Company's Class C Preferred Units shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company's Class C Preferred Units into securities that the managing underwriters, the Board and the holders of a majority of the units of Class C Preferred Units then outstanding find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that each holder of Class C Preferred Units shall receive the same type of security with the same value per unit; and

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

                  (iv) each Securityholder who is a holder of units of the
            Company's Common Units shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company's Common Units into securities that the managing underwriters, the Board and the holders of a majority of the units of Common Units then outstanding find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that each holder of Common Units shall receive the same type of security with the same value per unit.

      7. Legend. Each certificate issued after the date hereof evidencing Covered Securities and each certificate issued in exchange for or upon the transfer of any Covered Securities (if such units remain Covered Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT DATED AS OF NOVEMBER [__], 2004, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SECURITYHOLDERS, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH SECURITYHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

            The Company shall imprint, or in the case of CSC Securities, CSC shall cause its transfer agent to imprint, such legend on all certificates evidencing Covered Securities outstanding from time to time. The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Covered Securities, transferred pursuant to a Public Sale or upon termination of the Agreement.

      8. Conditions to Transfer.

            (a) Prior to transferring any Covered Securities (other than in a Public Sale, a Sale of the Company or a Transfer to the Company or to a Securityholder) to any Person, the transferring holders of Covered Securities shall cause the prospective transferee to execute and deliver to the Company, for the benefit of the Company and the other Securityholders, a counterpart of this Agreement pursuant to which such transferee agrees to be bound as a "Securityholder" by the provisions of this Agreement.

            (b) Prior to the consummation of any Transfer of Covered Securities, the transferring Securityholder shall obtain and deliver to the Company, in the case of a Transfer of

Securityholder Units, or CSC, in the case of a Transfer of CSC Securities, a Certificate of Transfer substantially in the form attached hereto as Exhibit A from each transferee of the Transferred Covered Securities.

      9. Definitions.

      "Affiliate" of a Person means any direct or indirect general or limited partner or member of such Person, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Person, and will include, without limitation, its owners and employees. An Affiliate of TCW/Crescent Purchasers shall be deemed to include any TCW/Crescent Purchaser and any of their Affiliates.

      "Agreement" has the meaning set forth in the preamble hereto.

      "Available Units" has the meaning set forth in Section 3(b) hereto.

      "Board" has the meaning set forth in the eleventh recital paragraph hereto.

      "Class A Stock" means CSC's Class A Common Stock, par value $0.01 per share.

      "Class B Affiliate" has the meaning set forth in the CSC Charter.

      "Class B Stock" has the meaning set forth in the recitals.

      "Common Units" means the Company's Common Units.

      "Company" has the meaning set forth in the preamble hereto.

      "Covered Securities" means all Securityholder Units and CSC Securities.

      "CSC" has the meaning set forth in the preamble.

      "CSC Charter" means CSC's Amended and Restated Certificate of Incorporation, as in effect on the date hereof and as the same may be amended, amended and restated, or otherwise modified from time to time.

      "CSC Securities" means any of the following securities to the extent they are issued by the Company to Securityholders by way a distribution, redemption of or otherwise in respect of their Securityholder Units: (i) Class B Stock; or
(ii) any securities or rights issued or issuable directly or indirectly with respect to the securities and referred to in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular CSC Securities, such securities shall cease to be CSC Securities when they have been disposed of in a Public Sale or repurchased by the Company or any Subsidiary.

      "Equity Participation Agreements" means, collectively, those Equity Participation Agreements entered into between the Company, and each of the employees of Coinmach Corporation that have acquired Equity Securities of the Company, and any other agreements for the sale of Equity Securities between the Company and any employees of the LLC or its Subsidiaries which are designated as "Equity Participation Agreements" by the Board.

      "Executives" has the meaning set forth in the preamble hereto.

      "Family Group" means with respect to any Person, their spouse and descendants (whether natural or adopted), any trust solely for the benefit of such Person and/or their spouse and/or descendants, and any retirement plan for the Person.

      "Fully Diluted Basis" means, without duplication, (i) all Common Units outstanding at the time of determination plus (ii) all Common Units issuable upon conversion of any convertible securities or the exercise of any option, warrant or similar right, whether or not such conversion, right or option, warrant or similar right is then exercisable.

      "GIC" means Filbert Investment Pte Ltd.

      "GIC Manager" has the meaning set forth in Section 1(a)(ii)(4) hereto.

      "GTCR-CLC" has the meaning set forth in the preamble hereto.

      "GTCR Contribution Agreement" has the meaning set forth in the seventh recital paragraph hereto.

      "GTCR Managers" has the meaning set forth in Section 1(a)(ii)(1) hereto.

      "Initial Public Offering" means the first sale after the date hereof in an underwritten public offering registered under the Securities Act (other than on Form S-8 or a similar form) of equity securities of the Company (or any successor thereto).

      "Investors" has the meaning set forth in the preamble hereto.

      "LLC Agreement" means that certain Limited Liability Company Agreement of the Company, dated as of March 6, 2003, as amended, amended and restated or otherwise modified from time to time.

      "Management Contribution Agreements" means those certain Management Contribution Agreements by and between each Executive and the Company, dated as of March 6, 2003.

      "Management Manager" has the meaning set forth in Section 1(a)(ii)(2) hereto.

      "Minority Transferor" has the meaning set forth in Section 3(b) hereto.

      "Observer(s)" has the meaning set forth in Section 1(e) hereto.

      "Other Securityholders" has the meaning set forth in Section 3(a) hereto.

      "Outside Managers" has the meaning set forth in Section 1(a)(ii)(3) hereto.

      "Participating Securityholders" has the meaning set forth in Section 3(a) hereto.

      "Permitted Transferees" has the meaning set forth in Section 3(c) hereto.

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Public Sale" means any sale of Covered Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (other than Rule 144(k) prior to an Initial Public Offering).

      "Qualified Public Offering" means the first sale after the date hereof in an underwritten public offering registered under the Securities Act (other than on Form S-8 or a similar form) of equity securities of the Company (or any successor thereto) having an aggregate offering value of at least $25 million.

      "Redemption Agreement" means that certain Redemption Agreement, dated as of November 10, 2004, by and among the Company and the Securityholders parties thereto, as amended or otherwise modified from time to time.

      "Sale Notice" has the meaning set forth in Section 3(a) hereto.

      "Sale of the Company" has the meaning set forth in Section 5(a) hereto.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Securityholder(s)" has the meaning set forth in the preamble hereto.

      "Securityholder Units" means (i) any units of the Company purchased or otherwise acquired by any Securityholder, (ii) any units or other securities convertible into or exchangeable for, directly or indirectly, any units of the Company, purchased or otherwise acquired by any Securityholder, whether or not then convertible or exchangeable, and (iii) any securities or rights (other than CSC Securities) issued or issuable directly or indirectly with respect to the securities and rights referred to in clauses (i) and (ii) above by way of unit dividend or unit split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization. As to any particular Securityholder Units, such units shall cease to be Securityholder Units when they have been disposed of in a Public Sale or repurchased by the Company or any Subsidiary.

      "Senior Management Agreements" means those Senior Management Agreements between Coinmach Corporation and certain of the Executives dated on or before March 6, 2003.

      "Significant Securityholder" has the meaning set forth in Section 3(a) hereto.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity. References to any "Subsidiary" of the Company shall be given effect only at such times as the Company has one or more Subsidiaries.

      "TCW/Crescent Purchasers" means, collectively, TCW/Crescent Mezzanine Partners II, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust II, a Delaware business trust, TCW Leverage Income Trust, L.P., a Delaware limited partnership, TCW Leveraged Income Trust II, L.P., a Delaware limited partnership, and TCW Leveraged Income Trust IV, L.P., a Delaware limited partnership, any of their Affiliates or any holder of Securityholder Units for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an Account Manager (each individually a "TCW/Crescent Purchaser").

      "Threshold Amount" means, (i) with respect to any class of Securityholder Units, 15% of such class, (ii) with respect to any class of CSC Securities, other than Class B Stock, 15% of the aggregate number of shares of such class held by all Securityholders at the time of determination, and (iii) with respect to the Class B Stock, any amount of Class B Stock.

      "Transfer" has the meaning set forth in Section 3 hereto.

      "Transfer Notice" has the meaning set forth in Section 3(b) hereto.

      10. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Securityholder Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee(s) of such Securityholder Units as the owner of such securities for any purpose.

      11. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the Securityholders unless such modification, amendment, or waiver is approved in writing by the Company and Securityholders holding at least a majority of the Common Units (for the purpose of such determination, Common Units that were surrendered, exchanged or redeemed for CSC Securities shall be treated as outstanding); provided that no such amendment or modification that would materially and adversely affect holders of one class or series of Units in a manner different than holders of any other class or series of Covered Securities shall be effective against the holders of such class or group of Covered Securities without the prior written consent of (i) in the case of Common Units or Class C Preferred Units, holders of at least a majority of Securityholder Units of such class or group materially and adversely affected thereby, (ii) in the case of Class B Preferred Units, at least 70% of Securityholder Units of such class or (iii) in the case of CSC Securities, holders of at least a majority of the shares of Class B Stock comprising such CSC Securities. Notwithstanding the foregoing, Schedule A hereto shall be amended to reflect the Units held by the Securityholders following the consummation of the transactions contemplated by the Redemption Agreement. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

      12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      13. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      14. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Securityholders and any subsequent holders of Securityholder Units and the respective successors and assigns of each of them, so long as they hold Securityholder Units; provided, however, notwithstanding anything herein to the contrary, the rights of Messrs. Mitchell Blatt and Robert Doyle and GIC and TCW/Crescent Purchasers under Sections 1(a)(ii)(4) and 1(e) hereof, as applicable, shall not be assignable to any other Person (other than to an Affiliate in the case of TCW/Crescent Purchasers) except with the prior written consent of the Company.

      15. Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      16. Remedies. The Company and the Securityholders shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Securityholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

      17. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below, to each Executive at the address indicated on the Schedule of Executives attached hereto, to GTCR-CLC and each Investor at the address indicated on the Schedule of Investors attached hereto and to any subsequent holder of Securityholder Units subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. Notices shall be sent to the Company and GTCR-CLC at the following addresses:

      If to the Company:

            Coinmach Holdings, LLC
            c/o Coinmach Laundry Corporation
            521 East Morehead
            Charlotte, NC 28202
            Attention: Stephen R. Kerrigan

      with copies, which will not constitute notice to the Company, to:

            GTCR Fund VII, L.P.
            c/o GTCR Golder Rauner, L.L.C.
            6100 Sears Tower
            Chicago, IL 60606-6402
            Attention: David A. Donnini

            Kirkland & Ellis LLP
            200 East Randolph Drive
            Chicago, IL 60601
            Attention: Stephen L. Ritchie, P.C.

            Mayer, Brown, Rowe & Maw LLP
            1675 Broadway
            New York, NY 10019
            Attention: Ronald S. Brody, Esq.

      If to GTCR-CLC:

            GTCR-CLC, LLC
            c/o GTCR Golder Rauner, L.L.C.
            6100 Sears Tower
            Chicago, IL  60606-6402
            Attention:  David A. Donnini

      with a copy, which will not constitute notice to GTCR-CLC, to:

            Kirkland & Ellis LLP
            200 East Randolph Drive
            Chicago, IL 60601
            Attention: Stephen L. Ritchie, P.C.

      18. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      19. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                     * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement on the day and year first above written.

                                       COINMACH HOLDINGS, LLC

                                       By:______________________________________
                                       Name: Robert M. Doyle
                                       Its: Chief Financial Officer

                                       COINMACH SERVICE CORP.

                                       By:______________________________________
                                       Name: Robert M. Doyle
                                       Its: Chief Financial Officer

                                       GTCR-CLC, LLC

                                       By:  GTCR Fund VII, L.P.
                                       Its: Managing Member

                                       By:  GTCR Partners VII, L.P.
                                       Its: General Partner

                                       By:  GTCR Golder Rauner, L.L.C.
                                       Its: General Partner

                                       By:______________________________________
                                       Name: David A. Donnini
                                       Its:  Principal

                                       TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                       TCW/CRESCENT MEZZANINE TRUST II

                                       By: TCW/Crescent Mezzanine II, L.L.C.,
                                           as investment manager

                                       By: TCW/Crescent Mezzanine, L.L.C., its
                                           managing owner

                                       By:______________________________________
                                       Name:
                                       Title:

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW Advisors (Bermuda), Ltd., as
                                           general partner

                                       By:______________________________________
                                       Name:
                                       Title:

                                       By: TCW Investment Management Company,
                                           as Investment Advisor

                                       By:______________________________________
                                       Name:
                                       Title:

                       TCW LEVERAGED INCOME TRUST II, L.P.

                       By: TCW (LINC II), L.P.,
                           as general partner

                       By: TCW Advisors (Bermuda), Ltd.,
                           as general partner

                       By: __________________________________________
                       Name:
                       Title:

                       By: TCW Investment Management Company,
                           as Investment Advisor

                       By: __________________________________________
                       Name:
                       Title:

                       TCW LEVERAGED INCOME TRUST IV, L.P.

                       By: TCW Asset Management Company, as Investment
                       Advisor

                       By: __________________________________________
                       Name:
                       Title:

                       By: TCW Asset Management Company, as managing
                           member
                           of TCW (LINC IV), L.L.C., the general partner

                       By: __________________________________________
                       Name:
                       Title:

                         JEFFERIES & COMPANY, INC.

                         By:  _________________________________________
                         Name:
                         Its:

                         FILBERT INVESTMENT PTE LTD.

                         By:  _________________________________________
                         Name:
                         Title:

                         MCS CAPITAL, INC.

                         By: __________________________________________
                         Name: Stephen R. Kerrigan
                         Title: President

                              ____________________________________
                              Stephen R. Kerrigan

                              ____________________________________
                              Mitchell Blatt

                              ____________________________________
                              Robert M. Doyle

                              ____________________________________
                              Michael E. Stanky

                              ____________________________________
                              James N. Chapman

SCHEDULE OF SECURITYHOLDERS

                                                                             NUMBER AND CLASS OF
                            NAME                                             SECURITYHOLDER UNITS
-----------------------------------------------------------------         --------------------------
GTCR-CLC..........................................................        56,258.12 Class C Preferred
                                                                          116,133,474 Common

Filbert Investment Pte Ltd........................................        28,221.94 Class C Preferred
                                                                          15,384,615 Common

TCW Crescent Mezzanine Partners II, L.P...........................        9,086.27 Class C Preferred
                                                                          4,953,193 Common

TCW Crescent Mezzanine Trust II...................................        2,202.51 Class C Preferred
                                                                          1,200,655 Common

TCW Leverage Income Trust, L.P....................................        940.73 Class C Preferred
                                                                          512,821 Common

TCW Leveraged Income Trust II, L.P................................        940.73 Class C Preferred
                                                                          512,821 Common

TCW Leveraged Income Trust IV, L.P................................        940.73 Class C Preferred
                                                                          512,821 Common

Jefferies & Company...............................................        484.43 Class C Preferred
                                                                          1,000,000 Common

MCS Capital, Inc. (Stephen R. Kerrigan)...........................        1,553.05 Class C Preferred
                                                                          8,320,914 Common

Mitchell Blatt....................................................        2,062.95 Class C Preferred
                                                                          7,376,400 Common

Michael E. Stanky.................................................        197.83 Class C Preferred
                                                                          2,058,122 Common

Robert M. Doyle...................................................        410.50 Class C Preferred
                                                                          847,405 Common

James N. Chapman..................................................        59.09 Class C Preferred
                                                                          756,436 Common

SCHEDULE OF EXECUTIVES

Name and Address

Stephen R. Kerrigan
c/o Coinmach Laundry Corporation
521 East Morehead
Charlotte, NC 28202

         with a copy to:

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, NY 10019
         Attention: Ronald S. Brody, Esq.

Mitchell Blatt
31 Wilmington Drive
Dix Hills, NY 11747

         with a copy to:

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, NY 10019
         Attention: Ronald S. Brody, Esq.

Robert M. Doyle
53 Sheryl Crescent
Smithtown, NY 11787

         with a copy to:

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, NY 10019
         Attention: Ronald S. Brody, Esq.

Michael E. Stanky
c/o Coinmach Laundry Corporation
521 East Morehead
Charlotte, NC 28202

         with a copy to:

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, NY 10019
         Attention: Ronald S. Brody, Esq.

James N. Chapman
521 East Morehead
Charlotte, NC 28202

         with a copy to:

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, NY 10019
         Attention: Ronald S. Brody, Esq.

SCHEDULE OF INVESTORS

FILBERT INVESTMENT PTE LTD
c/o GIC Special Investments
255 Shoreline Drive, Suite 600
Redwood City, CA 94107

with a copy to:

         Heller Ehrman White & McAuliffe LLP
         333 Bush Street
         San Francisco, CA 94104
         Attention: Randall B. Schai

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II
TCW LEVERAGE INCOME TRUST, L.P.
TCW LEVERAGED INCOME TRUST II, L.P.
TCW LEVERAGED INCOME TRUST IV, L.P.

c/o TCW Crescent Mezzanine L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello

with a copy to:

         Gary B. Clark
         Gardere Wynne Sewell LLP
         1601 Elm Street
         3000 Thanksgiving Tower
         Dallas, Texas 75201

Jefferies & Company, Inc.
11100 Santa Monica Blvd., 10th Floor
Los Angeles, California 90025
Attention: Dan Esters

EXHIBIT A

                             CERTIFICATE OF TRANSFER

                                                                [Date]

[Coinmach Holdings, LLC]/
[Coinmach Service Corp.]
303 Sunnyside Blvd., Suite 70
Plainview, NY  11803
Attention: Robert M. Doyle

Dear Sirs:

      In connection with the purchase or other acquisition by the undersigned of the securities (the "OFFERED SECURITIES") of [Coinmach Holdings, LLC]/[Coinmach Service Corp.] (the "COMPANY"), the undersigned hereby makes the following representations, warranties and covenants to and for the benefit of the Company:

      1. (A) the purchase or other acquisition by the undersigned of the Offered Securities has not been registered under the United States Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of the reliance on an exemption from registration requirements under the Securities Act, (B) the Offered Securities have been acquired solely by and for the undersigned and have been acquired for investment purposes only, and are not being purchased or otherwise acquired for subdivision, fractionalization, resale or distribution and the undersigned has no contract, undertaking, agreement or arrangement to sell, transfer or pledge to anyone else the Offered Securities (or any portion thereof) which the undersigned has purchased or otherwise acquired, and the undersigned has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement, (C) the undersigned understands and agrees that the Offered Securities being sold or otherwise transferred to the undersigned must be held indefinitely by the undersigned unless they are subsequently registered under the Securities Act or a transfer or sale is made pursuant to an exemption from such registration, including, for example, pursuant to Rule 144 under the Securities Act and that the Company has no agreements in respect of registering the Offered Securities under the Securities Act, and (D) the undersigned's financial condition is such that the undersigned is not under any present necessity or constraint, and does not foresee in the future any necessity or constraint, to dispose of these Offered Securities to satisfy any existing or contemplated debt or undertaking;

      2. the undersigned understands that all certificates representing the Offered Securities shall be endorsed as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT DATED AS OF NOVEMBER [__], 2004, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SECURITYHOLDERS, AS

      AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH SECURITYHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

      3. the undersigned: (A) is aware of the Company's business affairs and financial condition, (B) has made an informed and knowledgeable investment decision with respect to its purchase or other acquisition of the Offered Securities and (C) has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase or other acquisition of the Offered Securities;

      4. the undersigned: (A) has not and will not solicit offers for, or offer or resell, the Offered Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act, and (B) has not engaged and will not engage in any directed selling efforts with respect to the Offered Securities sold pursuant to Regulation S under the Securities Act ("REGULATION S");

      5. the undersigned will offer and sell the Offered Securities only: (A) outside the United States to a person other than a "U.S. person" within the meaning of Regulation S, not acting for the account or benefit of a "U.S. person," which is acquiring Offered Securities in a transaction meeting the requirements of Regulation S, (B) to institutional investors that are reasonably believed by it to qualify as Qualified Institutional Buyers as that term is defined in Rule 144A of the Securities Act ("RULE 144A") in transactions meeting the requirements of Rule 144A, (C) in a transaction otherwise exempt from the Securities Act, or (D) pursuant to registration under the Securities Act;

      6. if the undersigned consummates a sale or other transfer of the Offered Securities on or after the date hereof, prior to such sale or transfer it will have obtained and delivered to the Company an executed certificate of transfer in the form of this Certificate of Transfer (the "CERTIFICATE OF TRANSFER") for the benefit of the Company from each purchaser or transferee of the Offered Securities (each, a "SUBSEQUENT BUYER");

      7. the undersigned understands that no public market now exists for the Offered Securities and that the Company has made no assurances that a public market will ever exist for any of the Offered Securities;

      8. the undersigned has the legal capacity, power and authority to, and has taken all corporate action necessary to, enter into and perform all of its obligations under this Certificate of Transfer;

      9. the execution, delivery and performance by the undersigned of this Certificate of Transfer and each transaction contemplated by this Certificate of Transfer as being performed by it will not violate a provision of its charter, articles of organization, bylaws, constitution or other constituent or organizational documents or any other agreement or document which is binding on it or its assets;

      10. in acquiring the Offered Securities, the undersigned has acquired all of the outstanding securities of the Company (other than short-term paper) owned or beneficially owned by the transferor,

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

or, if that is not the case, the undersigned will promptly notify the Company of that fact prior to acquiring the Offered Securities and will assist the Company as needed or requested for the Company to determine that the acquisition of the Offered Securities by the undersigned would not require the Company to register as an investment company under the United States Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

      11. (A) if the undersigned is a natural person, he or she has acquired the Offered Securities solely for his or her own benefit, except that the undersigned may have acquired the Offered Securities jointly with his or her spouse; or (B) if the undersigned is not a natural person, (i) it was not formed for the purpose of investing in the Company or to permit the Company to avoid classification as an investment company under the Investment Company Act; (ii) not more than 40% of its assets will be invested in interests of the Company;
(iii) it (as opposed to its equity owners or beneficial owners) is not making this investment with a principal purpose of enabling the Company to avoid "publicly traded" partnership status under the United States Internal Revenue Code of 1986, as may be amended from time to time; (iv) it is not an "investment company" within the meaning of the Investment Company Act and it also would not be an investment company but for the exceptions to the definitions of investment company provided by Sections 3(c)(1) or 3(c)(7) thereof; (v) the holders of equity or beneficial interests in it are not able to decide individually whether to participate, or the extent of their participation in the undersigned's investment in the Company; (vi) it is not a "defined contribution plan" within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, which allows participants to determine whether or how much will be invested in investments on their behalf; and (vii) no persons other than the undersigned will have a beneficial interest in the interests of the Company being acquired pursuant to this Certificate of Transfer (other than as a shareholder, partner or other beneficial owner of an equity interest in the undersigned); or (C) if neither SUBCLAUSE (A) nor (B) is true as of the date of transfer, the undersigned will promptly notify the Company of that fact prior to acquiring the Offered Securities and will assist the Company as needed or requested for the Company to determine that the acquisition of the Offered Securities by the undersigned would not require the Company to register as an investment company under the Investment Company Act;

      12. (A) to the best knowledge of the undersigned, the acquisition of the Offered Securities by it would not require the Company to register as an investment company under the Investment Company Act; (B) at the time of acquiring the Offered Securities, the undersigned agrees to provide promptly, at the request of the Company, written certifications, representations and warranties, financial statements and incorporation and operating documents that would, in the sole discretion of the Company, provide reasonable assurances to the Company that the beneficial ownership of the Offered Securities by the undersigned would not require the Company to register as an investment company under the Investment Company Act, and (C) the undersigned understands and acknowledges that the Company will, and it authorizes the Company to, rely on the representations, warranties, agreements and statements contained herein when determining not to register as an investment company under the Investment Company Act;

      13. the undersigned agrees that (A) it will offer and sell, or otherwise dispose of, the Offered Securities only in a transaction that it reasonably believes would not require the Company to register as an investment company, and any sale or other disposition that would require the Company to register as an investment company shall be void ab initio; and (B) for so long as it holds outstanding securities of the Company, not to do any act, or fail to do any act, that would cause a reasonable person to believe that the Company might be required to register as an investment company under the Investment Company Act; and

      14. this Certificate of Transfer has been duly and validly authorized, executed and delivered by the undersigned and constitutes a valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration and to customary insolvency and other qualifications with regard to the meaning of "enforceable".

      [INSERT FOR TRANSFERS OF COINMACH SERVICE CORP. CLASS B COMMON STOCK: 15. the undersigned understands and acknowledges that, under certain circumstances, pursuant to Section 3.2.4 of the Company's Amended and Restated Certificate of Incorporation, as amended or otherwise modified from time to time (the "CHARTER"), transfers of the Company's Class B Common Stock to persons that are not Class B Affiliates (as defined in the Charter) will result in the loss of certain voting rights of all shares of the Company's Class B Common Stock.]

      The undersigned understands and agrees that this Certificate of Transfer must be executed by the undersigned and delivered to the Company prior to consummation of the purchase or other acquisition of Offered Securities by it and is intended, without limiting any other right or remedy in law or equity available to the Company, to inure to the benefit of the Company and provide the Company with a contractual right to take action against the undersigned to enforce this Certificate of Transfer and obtain damages in the event of any breach of the representations, warranties and covenants contained herein. The Company may prohibit and implement "stop transfer" instructions against the purchase or other acquisition by the undersigned if, in the Company's sole discretion, this Certificate of Transfer is improperly executed or delivered or the Company has reasonable knowledge that the representations and warranties contained herein and made by the undersigned are inaccurate in any respect. Prior to its purchase or acquisition of the Offered Securities, the undersigned agrees that it must provide the Company with an opportunity to request, and if the Company so requests, must obtain and deliver to the Company, a written opinion of counsel satisfactory to the Company to the effect that the purchase or other acquisition of the Offered Securities by the undersigned will not violate or require registration under the Securities Act.

                                     Very truly yours,

                                     [_______________]

                                     By: _______________________
                                     Name:
                                     Title:

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